DIREXION DYNAMIC VP HY BOND FUND

DIREXION VP INDEXED COMMODITY STRATEGY FUND

DIREXION VP INDEXED MANAGED FUTURES STRATEGY FUND

EACH A SERIES OF THE DIREXION INSURANCE TRUST

Supplement dated August 28, 2015

to the Summary Prospectuses, Prospectuses and Statements of Additional Information (“SAI”)

each dated April 30, 2015

The Direxion Dynamic VP HY Bond Fund, Direxion VP Indexed Commodity Strategy Fund and the Direxion VP Indexed Managed Futures Strategy Fund (each a “Fund” and collectively, the “Funds”) will close to new investments as of the close of regular trading on the New York Stock Exchange on October 16, 2015.  The Funds’ assets will be converted to cash and the Funds will no longer pursue their stated investment objectives after the close of trading on October 23, 2015 in order to pursue an orderly liquidation.  The Funds will be liquidated on October 30, 2015 (the “Liquidation Date”).

After the Liquidation Date, any shareholder who has not redeemed shares of the Funds prior to the Liquidation Date will receive a payment representing the shareholder’s proportionate interest in the net assets of each Fund as of the Liquidation Date.  Shareholders of the Funds may continue to redeem shares of the Funds on or before the Liquidation Date.

Rafferty Asset Management, LLC (“Rafferty”), the Funds’ investment adviser, informed the Board of Trustees (the “Board”) of the Direxion Insurance Trust of its view that the Funds could not continue to conduct their business and operations in an economically efficient manner over the long term due to the Funds’ inability to attract sufficient investment assets to maintain a competitive operating structure, thereby hindering their ability to operate efficiently, and recommended the Funds’ closure and liquidation to the Board.  The Board determined, after considering Rafferty’s recommendation, that it is in the best interests of each Fund and its shareholders to liquidate and terminate the Funds as described above.

For more information, please contact the Funds at (800) 851-0511.

Please retain this Supplement with the Summary Prospectus, Prospectus and SAI.